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                                                                   EXHIBIT 10.19


                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT
                   ------------------------------------------

     This FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated
                                                            ---------
as of December 13, 1999, is by and among ACUSON CORPORATION, a Delaware corporation (the "Company"), and each of the purchasers signatory hereto (the "Purchasers").

                                   RECITALS:
                                   --------

          A. The Company and the Purchasers are parties to that certain Note Purchase Agreement dated as of April 9, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement");
                                              ------------------

          B. The Company and the Purchasers desire to amend certain provisions of the Purchase Agreement, all on the terms and conditions set forth in this Amendment; and

          C. Each capitalized term used in this Amendment and not otherwise defined in this Amendment shall have the meaning ascribed thereto in the Purchase Agreement; and these Recitals shall be construed as part of this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

          1.   Amendments to the Purchase Agreement. The parties hereby agree to
               ------------------------------------
the following amendments to the Purchase Agreement:

          1.1 Section 1.1(a) of the Purchase Agreement is hereby amended by deleting the reference to the figure "$80,000,000" in the third line thereof and substituting therefor the figure "$87,500,000".

          1.2 Section 1.1(b) of the Purchase Agreement is hereby amended by deleting the reference to the figure $5,000,000" in the third line thereof and substituting therefor the figure "$12,500,000" and by adding the following "and Series D Notes" after the words "Series C Notes" in the fourth line thereof.

          1.3 Section 1.3(b) of the Purchase Agreement is hereby amended by deleting the reference to the figure "$5,000,000" in the ninth line thereof and substituting therefor the figure "$12,500,000".

          2.   Reference to and Effect on the Purchase Agreement.
               -------------------------------------------------

          2.1 Except as specifically amended above, the Purchase Agreement, and each of the Schedules, Exhibits and Appendices thereto, shall remain in full force and effect and the Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
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          2.2  Upon the effectiveness of this Amendment each reference in the
Purchase Agreement to "this Agreement," "hereunder," "hereof," or words of similar import, shall in each case, mean and be a reference to the Purchase Agreement as amended hereby.

          3    Miscellaneous.
               -------------

          3.1  Headings.  Section headings in this Amendment are included herein
               --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          3.2  Counterparts.  This Amendment may be executed in any number of
               ------------
separate counterparts, each of which shall collectively and separately constitute one agreement.

          3.3  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN
               -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                              *     *     *     *

                                       2
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          IN WITNESS WHEREOF, each party hereto has caused this First Amendment to Note Purchase Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                              ACUSON CORPORATION

                              By:
                                 ------------------------------------
                                    Name:
                                    Title:

                              THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

                              By:
                                 ------------------------------------
                                    Name:
                                    Title:

                              J. ROMEO & CO.

                              By:
                                 ------------------------------------
                                    Name:
                                    Title:

                              PACIFIC LIFE INSURANCE COMPANY

                              By:
                                 ------------------------------------
                                    Name:
                                    Title:

                              By:
                                 ------------------------------------
                                    Name:
                                    Title:
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                              NORTHERN LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:

                              RELIASTAR LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:

                              SECURITY CONNECTICUT LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:

                              AMERICAN UNITED LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:

                              NATIONWIDE LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:
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                              NATIONWIDE LIFE AND ANNUITY
                              INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:

                              ALLIED LIFE INSURANCE COMPANY B

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:


                              MODERN WOODMEN OF AMERICA

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:

                              PROVIDENT MUTUAL LIFE INSURANCE COMPANY

                              By:
                                 -------------------------------------
                                    Name:
                                    Title:

                              PROVIDENTMUTUAL LIFE & ANNUITY INSURANCE COMPANY OF AMERICA

                              By:
                                 -------------------------------------
                                    Name:
                                    Title: